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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): February 7, 2005



                            GARDNER DENVER, INC.
           (Exact name of Registrant as Specified in its Charter)

         DELAWARE                          1-13215               76-0419383
(State or other jurisdiction of          (Commission           (IRS Employer
         incorporation)                  File Number)       Identification No.)



               1800 GARDNER EXPRESSWAY, QUINCY, ILLINOIS      62301
                (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code: (217) 222-5400


                               NOT APPLICABLE
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 7, 2005, Gardner Denver, Inc. (the "Company") issued a press release announcing the Company's earnings for the fourth quarter and fiscal year ended December 31, 2004, certain recent activities, and guidance as to results for 2005. A copy of this press release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

         99.1 Gardner Denver, Inc. Press Release dated February 7, 2005.










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                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GARDNER DENVER, INC.

Date: February 7, 2005                  By:   /s/ Helen W. Cornell
                                              -----------------------------
                                              Helen W. Cornell
                                              Vice President, Finance & CFO







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                                EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       ----------------------------------------------

  99.1            Gardner Denver, Inc. Press Release dated February 7, 2005.








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